SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report:  February 13, 1997



                         Seafield Capital Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       Missouri                   0-16946                   43-1039532
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     (State of other     (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification
     incorporation)                                         Number)


     2600 Grand Ave.  Suite 500
     P. O. Box 410949
     Kansas City,  MO                                        64141
     -----------------------------------------------------------------
     (Address of principal executive offices)              (Zip code)


                               (816)  842-7000
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            (Registrant's telephone number, including area code)





Item 5.  Other Events

On February 13, 1997, the Registrant issued the following news release:

"Seafield Capital Corporation (Seafield) announced today that the Seafield Board of Directors has declared a dividend to its shareholders of record on February 24, 1997 of all of the outstanding shares of Common Stock of SLH Corporation (SLH). One share of SLH Common Stock will be distributed for each four shares of Seafield Common Stock. Share certificates will be mailed on March 3, 1997.

SLH Corporation is engaged in the business of managing, developing and disposing of Real Estate and Energy Businesses and Miscellaneous
Assets to be received from Seafield concurrent with the Distribution.

The Seafield Board believes that the separation of the SLH businesses and assets from Seafield's other core businesses will provide shareholders and investors with a sharper focus of each of those investments and will permit SLH to pursue strategies for the management and development of its relatively illiquid and developmental assets without conflicting with Seafield's strategies for its laboratory testing and healthcare businesses.

The Securities and Exchange Commission today declared effective the Registration Statement of SLH CORPORATION thereby enabling the distribution to proceed.

There is no current public market for the Common Stock of SLH. Although it is anticipated that the SLH Common Stock will initially trade in the over-the-counter market with quotations being published in the OTC Bulletin Board and the NQB Pink Sheets, there is no assurance that an active market will develop following the Distribution.

The Distribution is being made only by means of an Information Statement. The Information Statement contains information regarding SLH and the proposed Distribution. Copies of the Information Statement may be obtained from Seafield or SLH at 2600 Grand Boulevard, Suite 500, Kansas City, Missouri 64108, (816) 842-7000. Copies may also be obtained from George K. Baum & Company, Seafield's financial advisor, at Twelve Wyandotte Plaza, 120 West 12th Street, Kansas City, Missouri 64105, (816) 474-1100.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SHARES OF THE SLH COMMON STOCK BEING DISTRIBUTED."





                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


                                           Seafield Capital Corporation



     Date:  February 19, 1997               By: /s/ Steven K. Fitzwater
                                               ---------------------------
                                               Steven K. Fitzwater
                                               Vice President, Chief Accounting
                                               Officer and Secretary